                                                        MONTHLY OPERATING REPORT

CASE NAME:        PARK PHARMACY CORPORATION             ACCRUAL BASIS

CASE NUMBER:      02-80896-SAF-11                       02/13/95, RWD, 2/96

JUDGE: FELSENTAL


                         UNITED STATES BANKRUPTCY COURT

                       NORTHERN     DISTRICT OF      TEXAS

                           6                 DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING:    MARCH 31, 2003



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:


---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

CRAIG MACKEY                                           20-APR-03
---------------------------------------    -------------------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                       DATE

PREPARER:

                                           CONTROLLER, PARK PHARMACY CORPORATION
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE

JAMES MORRISON                                        20-APR-03
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME:    Park Pharmacy Corporation                 ACCRUAL BASIS-6

CASE NUMBER:  02-80896-SAF-11
                                                        MONTH:  MAR-03
       INSIDER CONTINUATION


                                  INSIDERS
-------------------------------------------------------------------------

                             TYPE OF            AMOUNT         TOTAL PAID
        NAME                 PAYMENT             PAID           TO DATE
---------------------   -------------------   ------------   ------------

1.   Tommy Park***      Sal+car allow+bonus   $      3,662   $     17,463
2.   Kathleen Park***   Salary+bonus          $          0   $      5,619
3.   Joe Park***        Salary                $      5,519   $     27,358
4.   Jill Park***       Director fee                         $      3,750
5.
6.   TOTAL PAYMENTS
     TO INSIDERS                              $      9,181   $     54,189

    *** Non-Park Pharmacy Corp. employees


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                    SCHEDULED         AMOUNTS
                                                     MONTHLY           PAID              TOTAL
                                                    PAYMENTS           DURING            UNPAID
                      NAME OF CREDITOR                DUE              MONTH          POSTPETITION
----------------------------------------------     ------------     ------------      ------------

1. *U.S. Alliance Inc c/o Classic Property Mgmt    $     14,106     $          0      $     14,106
2. **Option Care Enterprises, Inc                  $      5,036     $     (5,036)     $          0
3. **Medical Park Plaza, Ltd                       $      5,218     $     (5,218)     $          0
4. *Lincoln Inwood Plaza                           $      7,450     $     (7,450)     $          0
5.                                                                                    $          0
6. TOTAL                                           $     31,810     $    (17,704)     $     14,106


*  Lease in name of Park Pharmacy Corp.
** Park Pharmacy Corp as guarantor.

                                                        MONTHLY OPERATING REPORT


CASE NAME:    PARK PHARMACY CORPORATION                 ACCRUAL BASIS-6

CASE NUMBER:  02-80896-SAF-11                           02/13/95, RWD, 2/96

                                                        MONTH:   MARCH 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                             INSIDERS
 ----------------------------------------------------------------------------------------

                                     TYPE OF                 AMOUNT            TOTAL PAID
            NAME                     PAYMENT                  PAID               TO DATE
 -----------------------        -------------------          -------           ----------
 1.   Craig Mackey              Salary+car allow             $ 9,399            $ 43,127
 2.   Philip Waltrip            Salary+car allow             $ 4,699            $ 21,139
 3.   Nancy Graham              Sal+car allow+bonus          $ 3,821            $ 17,433
 4.   See "Continuation" tab for non-Park Pharmacy           $ 9,181            $ 54,189
 5.   Insiders payments. Amount from MOR-6Mar(1)
 6.   TOTAL PAYMENTS
      TO INSIDERS                                            $27,100            $135,888


                                              PROFESSIONALS
--------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                TOTAL
                           ORDER AUTHORIZING     AMOUNT       AMOUNT     TOTAL PAID      INCURRED
         NAME                   PAYMENT         APPROVED       PAID       TO DATE       & UNPAID *
-----------------------    -----------------    --------      ------     ----------     ----------

1.
2.
3.
4.
5.
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $0           $0           $0             $0

*     INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                      SCHEDULED        AMOUNTS
                                                       MONTHLY           PAID             TOTAL
                                                      PAYMENTS          DURING            UNPAID
                     NAME OF CREDITOR                   DUE             MONTH          POSTPETITION
       ----------------------------------------     ------------     ------------      ------------
1      Castlebrook Realty                           $      7,296     $     (7,296)     $          0
2      Public Industrial Property Co. Inc.          $        820     $       (820)     $          0
3      North Dallas Bank & Trust                    $      1,129     $     (1,129)     $          0
4      See MOR-6(2) for Park Pharmacy guarantor
5      leases and other lease in name of Park       $     31,810     $    (17,704)     $     14,106
6      TOTAL                                        $     41,055     $    (26,949)     $     14,106

                                                        MONTHLY OPERATING REPORT

CASE NAME:    PARK PHARMACY CORPORATION                 ACCRUAL BASIS-4

CASE NUMBER:  02-80896-SAF-11                           02/13/95, RWD, 2/96



                                                     SCHEDULE
ACCOUNTS RECEIVABLE AGING                             AMOUNT      MONTH      MONTH        MONTH
-----------------------------------                  --------     -----      -----        -----

1. 0-30
2. 31-60
3. 61-90
4. 91+
5. TOTAL ACCOUNTS RECEIVABLE                           $0            $0         $0           $0
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)                           $0            $0         $0           $0

AGING OF POSTPETITION TAXES AND PAYABLES                       MONTH:   MAR-03


                                               0-30         31-60          61-90          91+
TAXES PAYABLE                                  DAYS         DAYS            DAYS          DAYS           TOTAL
-------------                                 ------       ------          ------        ------          -----
1.  FEDERAL
2.  STATE
3.  LOCAL
4.  OTHER (ATTACH LIST)
5.  TOTAL TAXES PAYABLE                       $    0        $  0            $  0          $  0           $     0

6.  ACCOUNTS PAYABLE                          $7,842                                                     $ 7,842



STATUS OF POSTPETITION TAXES                                   MONTH:  MAR-03


                                            BEGINNING           AMOUNT                             ENDING
                                               TAX            WITHHELD AND/        AMOUNT           TAX
FEDERAL                                     LIABILITY*         0R ACCRUED           PAID          LIABILITY
-------                                     ----------        -------------      ---------        ---------

1.  WITHHOLDING**                                              $   10,582        $(10,582)
2.  FICA-EMPLOYEE**                                            $    4,406        $ (4,406)
3.  FICA-EMPLOYER**                                            $    4,406        $ (4,406)
4.  UNEMPLOYMENT                                               $       16        $    (16)
5.  INCOME
6.  OTHER (ATTACH LIST)
7.  TOTAL FEDERAL TAXES                     $      0           $   19,412        $(19,412)         $    0

STATE AND LOCAL

8.  WITHHOLDING
9.  SALES
10. EXCISE
11. UNEMPLOYMENT                                               $      217        $   (217)
12. REAL PROPERTY
13. PERSONAL PROPERTY
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL                     $      0           $      217        $   (217)         $    0
16. TOTAL TAXES                             $      0           $   19,628        $(19,628)         $    0


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE  NAME: PARK PHARMACY CORPORATION                   ACCRUAL BASIS-3

CASE  NUMBER: 02-80896-SAF-11                           02/13/95, RWD, 2/96


CASH RECEIPTS AND                         MONTH          MONTH           MONTH             QUARTER
DISBURSEMENTS                             JAN-03         FEB-03          MAR-03             TOTAL
------------------------------         -----------     -----------     -----------      -----------
1   CASH - BEGINNING OF MONTH          $   332,116     $   441,889     $   537,702

RECEIPTS FROM OPERATIONS

2   CASH SALES                         $ 3,519,092     $ 3,147,191     $ 2,894,227

COLLECTION OF ACCOUNTS RECEIVABLE

3   PREPETITION
4   POSTPETITION
5   TOTAL OPERATING RECEIPTS           $ 3,519,092     $ 3,147,191     $ 2,894,227      $         0

    NON - OPERATING RECEIPTS

6   LOANS & ADVANCES (ATTACH LIST)
7   SALE OF ASSETS
8   OTHER (ATTACH LIST)
9   TOTAL NON-OPERATING RECEIPTS       $         0     $         0     $         0      $         0
10  TOTAL RECEIPTS                     $ 3,519,092     $ 3,147,191     $ 2,894,227      $         0
11  TOTAL CASH AVAILABLE               $ 3,851,208     $ 3,589,080     $ 3,431,929      $         0

OPERATING  DISBURSEMENTS

12  NET PAYROLL                        $    41,287     $    42,216     $    41,344
13  PAYROLL TAXES PAID                 $    29,790     $    20,280     $    19,628
14  SALES, USE & OTHER TAXES PAID      $     1,685     $         0     $         0
15  SECURED / RENTAL / LEASES          $    32,394     $    28,070     $    29,140
16  UTILITIES                          $       140     $        17     $        54
17  INSURANCE                          $    75,238     $    45,214     $    40,966
18  INVENTORY PURCHASES                $         0     $         0     $         0
19  VEHICLE EXPENSES                   $       379     $         0     $       976
20  TRAVEL                             $         0     $       265     $       448
21  ENTERTAINMENT                      $         0     $         0     $     1,003
22  REPAIRS & MAINTENANCE              $        90     $       299     $       205
23  SUPPLIES                           $        98     $         0     $       421
24  ADVERTISING                        $         0     $         0     $         0
25  OTHER (ATTACH LIST)                $ 3,218,018     $ 2,899,817     $ 2,939,528
26  TOTAL OPERATING DISBURSEMENTS      $ 3,399,119     $ 3,036,178     $ 3,073,713      $         0

REORGANIZATION  EXPENSES

27  PROFESSIONAL FEES                  $     2,200     $    15,200
28  U.S. TRUSTEE FEES                  $     8,000
29  OTHER (ATTACH LIST)
30  TOTAL REORGANIZATION EXPENSES      $    10,200     $    15,200     $         0      $         0
31  TOTAL DISBURSEMENTS                $ 3,409,319     $ 3,051,378     $ 3,073,713      $         0
32  NET CASH FLOW                      $   109,773     $    95,813     $  (179,486)     $         0
33  CASH - END OF MONTH                $   441,889     $   537,702     $   358,216      $         0

                                                        MONTHLY OPERATING REPORT

CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL BASIS-2

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

INCOME STATEMENT


                                            MONTH         MONTH          MONTH          QUARTER
REVENUES                                    JAN-03        FEB-03         MAR-03          TOTAL
-------------------------------------     ---------      ---------      ---------      ---------
 1. GROSS REVENUES
 2. LESS: RETURNS & DISCOUNTS
 3. NET REVENUE                           $       0      $       0      $       0      $       0

COST OF GOODS SOLD

 4. MATERIAL
 5. DIRECT LABOR
 6. DIRECT OVERHEAD
 7. TOTAL COST OF GOODS SOLD              $       0      $       0      $       0      $       0
 8. GROSS PROFIT                          $       0      $       0      $       0      $       0

OPERATING EXPENSES

 9. OFFICER / INSIDER COMPENSATION        $  29,545      $  26,462      $  28,872      $  84,879
10. SELLING & MARKETING
11. GENERAL & ADMINISTRATIVE              $  63,084      $  66,895      $  63,471      $ 193,450
12. RENT & LEASE                          $   8,086      $   8,086      $   8,086      $  24,258
13. OTHER (ATTACH LIST)
14. TOTAL OPERATING EXPENSES              $ 100,715      $ 101,443      $ 100,429      $ 302,587
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                      $(100,715)     $(101,443)     $(100,429)     $(302,587)

OTHER INCOME & EXPENSES

16. NON-OPERATING INCOME (ATT. LIST)
17. NON-OPERATING EXPENSE (ATT. LIST)
18. INTEREST EXPENSE                      $  40,506      $  40,118      $  40,111      $ 120,735
19. DEPRECIATION / DEPLETION              $   3,861      $   3,861      $   3,861      $  11,583
20. AMORTIZATION
21. OTHER (ATTACH LIST)                   $(183,860)     $(174,176)     $(193,678)     $(551,714)
22. NET OTHER INCOME & EXPENSES           $(139,493)     $(130,197)     $(149,706)     $(419,396)

REORGANIZATION  EXPENSES

23. PROFESSIONAL FEES                     $  12,200      $  10,709      $  10,000      $  32,909
24. U.S. TRUSTEE FEES                     $   3,334      $   3,333      $   3,833      $  10,500
25. OTHER (ATTACH LIST)
26. TOTAL REORGANIZATION EXPENSES         $  15,534      $  14,042      $  13,833      $  43,409
27. INCOME TAX
28. NET PROFIT (LOSS)                     $  23,244      $  14,712      $  35,444      $  73,400

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-1

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET


                                        SCHEDULE        MONTH            MONTH            MONTH
ASSETS                                   AMOUNT         JAN-03          FEB-03            MAR-03
---------------------------------     -----------     -----------      -----------      -----------
 1. UNRESTRICTED CASH                                 $   441,889      $   537,702      $   358,216
 2. RESTRICTED CASH
 3. TOTAL CASH                        $         0     $   441,889      $   537,702      $   358,216
 4. ACCOUNTS RECEIVABLE (NET)
 5. INVENTORY
 6. NOTES RECEIVABLE
 7. PREPAID EXPENSES                                  $   218,916      $   170,686      $   100,460
 8. OTHER (ATTACH LIST)                               $   296,607      $   296,607      $   296,607
 9. TOTAL CURRENT ASSETS              $         0     $   957,412      $ 1,004,995      $   755,283
10. PROPERTY, PLANT & EQUIPMENT                       $   219,308      $   219,308      $   219,308
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                          $    99,019      $   102,881      $   106,742
12. NET PROPERTY, PLANT &
    EQUIPMENT                         $         0     $   120,289      $   116,427      $   112,566
13. DUE FROM INSIDERS
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                        $ 4,736,931      $ 4,736,932      $ 4,736,932
15. OTHER (ATTACH LIST)                               $     4,201      $     4,201      $     4,201
16. TOTAL ASSETS                      $         0     $ 5,818,833      $ 5,862,555      $ 5,608,982

POSTPETITION LIABILITIES

17. ACCOUNTS PAYABLE                                  $    15,669      $     9,206      $     7,842
18. TAXES PAYABLE
19. NOTES PAYABLE
20. PROFESSIONAL FEES
21. SECURED DEBT
22. OTHER (ATTACH LIST)                               $   153,073      $   174,846      $   257,763
23. TOTAL POSTPETITION
    LIABILITIES                                       $   168,742      $   184,052      $   265,605

PREPETITION LIABILITIES

24. SECURED DEBT                                      $ 5,792,180      $ 5,791,169      $ 5,790,151
25. PRIORITY DEBT
26. UNSECURED DEBT
27. OTHER (ATTACH LIST)                               $(2,810,073)     $(2,795,714)     $(3,165,619)
28. TOTAL PREPETITION LIABILITIES     $         0     $ 2,982,107      $ 2,995,455      $ 2,624,532
29. TOTAL LIABILITIES                 $         0     $ 3,150,849      $ 3,179,507      $ 2,890,137

EQUITY

30. PREPETITION OWNERS' EQUITY                        $ 2,638,158      $ 2,638,158      $ 2,638,158
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                  $    29,120      $    43,832      $    79,276
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                              $       705      $     1,058      $     1,411
33. TOTAL EQUITY                      $         0     $ 2,667,984      $ 2,683,048      $ 2,718,845
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                    $         0     $ 5,818,833      $ 5,862,555      $ 5,608,982


                PARK PHARMACY CORPORATION       TRIAL BALANCE AS OF 03/31/2003                 FOR YEAR-PERIOD [2003 - 09]

ACCOUNT                                              TRIAL BALANCE AS OF                ADJUSTED TRIAL
NUMBER      DESCRIPTION                                   2/28/2003                         BALANCE                    LINE  REPORT
-------     -----------                              -------------------                --------------                 ----  ------
            ASSETS
1030        ZBA - Bank of Texas                          (103,429.92)                    (103,429.92)                  Ln 01  MOR-1
1065        Bank One- Clearing Account                    175,407.26                      175,407.26                   Ln 01  MOR-1
1070        BankOne-Health & WelfareClaims                133,527.93                      133,527.93                   Ln 01  MOR-1
1080        Bank One - Section 125                            932.52                          932.52                   Ln 01  MOR-1
1105        Bank of Texas                                 151,777.91                      151,777.91      358,215.70   LN 01  MOR-1
                                                                                                       -------------  ------
                                                                                                          358,215.70   LN 03  MOR-1
                                                                                                       -------------  ------
1400        Prepaid Insurance                                 388.95                          388.95                   Ln 07  MOR-1
1416        Prepaid Inventory-Cardinal                     15,000.00                       15,000.00                   Ln 07  MOR-1
1420        Prepaid expenses                               85,071.51                       85,071.51      100,460.46   LN 07  MOR-1

1270        Employee Advances                                  60.20                           60.20                   Ln 08  MOR-1
1275        Other Receivables                             296,547.00                      296,547.00      296,607.20   LN 08  MOR-1
                                                                                                       -------------  ------
                                                                                                          755,283.36   LN 09  MOR-1
                                                                                                       -------------  ------
1520        Leasehold Improvements                          3,794.64                        3,794.64                   Ln 10  MOR-1
1530        Fixtures & Equipment                           52,277.78                       52,277.78                   Ln 10  MOR-1
1540        Computer Equipment                            100,989.53                      100,989.53                   Ln 10  MOR-1
1541        Computer Software                              16,924.94                       16,924.94                   Ln 10  MOR-1
1550        Vehicles                                       45,321.17                       45,321.17      219,308.06   LN 10  MOR-1

1620        Accum Depr - Leasehold Impts                     (298.85)                        (298.85)                  Ln 11  MOR-1
1630        Accum Depr - Fixtures & Equip                 (16,217.76)                     (16,217.76)                  Ln 11  MOR-1
1640        Accum Depr - Computer Equip                   (58,601.02)                     (58,601.02)                  Ln 11  MOR-1
1641        Accum Depr - Computer Software                (13,495.77)                     (13,495.77)                  Ln 11  MOR-1
1650        Accum Depr - Vehicles                         (18,128.44)                     (18,128.44)    (106,741.84)  LN 11  MOR-1
                                                                                                       -------------  ------
                                                                                                          112,566.22   LN 12  MOR-1
                                                                                                       -------------  ------
1703        Goodwill - Total Pharmacy Sup               1,131,031.50                    1,131,031.50                   Ln 14  MOR-1
1706        Goodwill - Park Infusion                    1,141,375.35                    1,141,375.35                   Ln 14  MOR-1
1780        PPPN Equity Position                          (92,537.00)                     (92,537.00)                  Ln 14  MOR-1
1780-06-00  Investment in THC                               1,000.00                        1,000.00                   Ln 14  MOR-1
1781        Investment in Dougherty's                   2,792,779.32                    2,792,779.32                   Ln 14  MOR-1
1783        Total Pharmacy Equity Position                (15,755.00)                     (15,755.00)                  Ln 14  MOR-1
1784        Park LP Hold Equity Position                   10,660.00                       10,660.00                   Ln 14  MOR-1
1785        Park GP Oper Equity Position                    5,000.00                        5,000.00                   Ln 14  MOR-1
1803        Accum Amort - Goodwill - Total               (127,241.01)                    (127,241.01)                  Ln 14  MOR-1
1806        Accum Amort - Goodwill - PI                  (109,381.79)                    (109,381.79)   4,736,931.37   LN 14  MOR-1

1450        Deposits                                        4,201.17                        4,201.17        4,201.17   LN 15  MOR-1
                                                                                                       -------------  ------
                                                                                                        5,608,982.12   LN 16  MOR-1
                                                                                                       =============  ======


                PARK PHARMACY CORPORATION       TRIAL BALANCE AS OF 03/31/2003                 FOR YEAR-PERIOD [2003 - 09]

ACCOUNT                                              TRIAL BALANCE AS OF                ADJUSTED TRIAL
NUMBER      DESCRIPTION                                   2/28/2003                         BALANCE                    LINE  REPORT
-------     -----------                              -------------------                --------------                 ----  ------

            POST PETITION LIABILITIES

            PostPetition Accounts Payable (Park Only)                     (7,842.39)       (7,842.39)      (7,842.39)  LN 17  MOR-1

2100        Accrued Payroll                              (170,666.67)                    (170,666.67)                  Ln 22  MOR-1
2105        Accrued Legal                                 (10,500.00)                     (10,500.00)                  Ln 22  MOR-1
2110        Accrued Property Taxes                           (482.49)                        (482.49)                  Ln 22  MOR-1
2145        Accrued Directors Fees                         (3,750.00)                      (3,750.00)                  Ln 22  MOR-1
2160        PostPetition Accrued Accounting Fees                         (17,535.00)      (17,535.00)                  Ln 22  MOR-1
2180        Other Accrued Expenses                              0.00                            0.00                   Ln 22  MOR-1
2310        PostPetition Health Insurance Payable                        (53,805.31)      (53,805.31)                  Ln 22  MOR-1
2340        Section 125 Clearing                           (1,127.70)                      (1,127.70)                  Ln 22  MOR-1
2350        Eye Insurance Clearing                            103.78                          103.78     (257,763.39)  LN 22  MOR-1
                                                                                                       -------------  ------
                                                                                                         (265,605.78)  LN 23  MOR-1
                                                                                                       -------------  ------
            PREPETITION LIABILITIES

2401        S-T Notes Pay - BOT Revl #5                (2,595,322.92)                  (2,595,322.92)                  Ln 24  MOR-1
2440        Current Portion of L/T Debt -              (3,181,061.72)                  (3,181,061.72)                  Ln 24  MOR-1
2430        Cur Portion L/T Debt - Lexus                  (11,996.39)                     (11,996.39)                  Ln 24  MOR-1
2547        Note Payable - N.D.B. - Lexus                  (1,770.09)                      (1,770.09)  (5,790,151.12)  LN 24  MOR-1

2450        D&O/General Insurance                               0.00                            0.00            0.00   LN 26  MOR-1

            PrePetition Accounts Payable (Park Only)                    (139,153.43)     (139,153.43)                  Ln 27  MOR-1
1990        ICT AP Clearing                                     0.00                            0.00                   Ln 27  MOR-1
2010        Accounts Payable                           (6,245,502.74)    146,995.82    (6,098,506.92)                  Ln 27  MOR-1
1251-08-00  Due To/From Medicine Man                    3,096,115.10                    3,096,115.10                   Ln 27  MOR-1
1252        Due To/From HPA/Rx-Pro                      3,555,759.66                    3,555,759.66                   Ln 27  MOR-1
1253        Due To/From Raven's                                 0.00                            0.00                   Ln 27  MOR-1
1254        Due To/From Dougherty's                      (978,807.31)                    (978,807.31)                  Ln 27  MOR-1
1255        Due To/From TPS                               524,343.05                      524,343.05                   Ln 27  MOR-1
1256        Due To/From Park Infusion                   2,540,586.58                    2,540,586.58                   Ln 27  MOR-1
1257        Due To/From Park LP Holdings                   17,380.00                       17,380.00                   Ln 27  MOR-1
1258        Due To/From Park Operating GP                  (2,567.56)                      (2,567.56)                  Ln 27  MOR-1
1259        Due To/From Total Healthcare                1,198,690.17                    1,198,690.17                   Ln 27  MOR-1
2130        Accrued Vacation                              (20,500.00)                     (20,500.00)                  Ln 27  MOR-1
2140        Accrued Bonus                                 (28,525.50)                     (28,525.50)                  Ln 27  MOR-1
2151        State Income Tax Payable                            0.00                            0.00                   Ln 27  MOR-1
2160        Accrued Accounting Fees                       (42,265.25)     17,535.00       (24,730.25)                  Ln 27  MOR-1
2170        Accrued Interest                             (179,069.07)                    (179,069.07)                  Ln 27  MOR-1
2310        Health Insurance Payable                     (202,466.32)     53,805.31      (148,661.01)                  Ln 27  MOR-1
2320        401K Plan Payable                              (4,403.34)                      (4,403.34)                  Ln 27  MOR-1
2335        Dental/Extra Life Clearing                     15,919.65                       15,919.65                   Ln 27  MOR-1
2610        Deferred gain on Sale of Tampa               (158,250.00)                    (158,250.00)   3,165,619.82   LN 27  MOR-1
                                                                                                       -------------
                                                                                                       (2,624,531.30)  LN 28  MOR-1
                                                                                                       -------------
                                                                                                       (2,890,137.08)  LN 29  MOR-1
                                                                                                       -------------
            EQUITY

            PrePatition Owner's Equity                          0.00  (2,638,158.08)   (2,638,158.08)  (2,638,158.08)  LN 30  MOR-1

            Current Year Income (Loss)                     71,806.68    (151,082.96)      (79,276.28)     (79,276.28)  LN 31  MOR-1

1750        Deferred Compensation                           6,522.75      (7,191.75)         (669.00)                  Ln 32  MOR-1
1751        Deferred Compensation-options                   7,231.22      (7,972.90)         (741.68)      (1,410.68)  LN 32  MOR-1
2700        Common Stock                                   (1,011.00)      1,011.00             0.00                          MOR-1
2710        Preferred Stock - Series A                     (2,614.00)      2,614.00             0.00                          MOR-1
2750        Additional Paid in Capital                 (7,889,125.60)  7,889,125.60             0.00                          MOR-1
2800        Retained earnings                           5,088,344.91  (5,088,344.91)            0.00                          MOR-1
                                                                                                       -------------
                                                                                                       (2,718,845.04)  LN 33  MOR-1
                                                                                                       -------------
                                                                                                       (5,608,982.12)  LN 34  MOR-1
                                                                                                       =============
                                                                0.00           0.00             0.00            0.00
                                                       -------------  -------------   --------------   -------------
                                                                               0.00


                PARK PHARMACY CORPORATION       TRIAL BALANCE AS OF 03/31/2003                 FOR YEAR-PERIOD [2003 - 09]

ACCOUNT                                              TRIAL BALANCE AS OF                ADJUSTED TRIAL
NUMBER      DESCRIPTION                                   2/28/2003                         BALANCE                    LINE  REPORT
-------     -----------                              -------------------                --------------                 ----  ------
            INCOME STATEMENT                                 Y-T-D                             M-T-D
            Officer / Insider Compensation                                28,871.67        28,871.67       28,871.67   LN 09  MOR-2

5200        Advertising                                     1,991.06                            0.00                   Ln 11  MOR-2
5300        Auto Expense                                    8,135.00                          975.71                   Ln 11  MOR-2
5310        Automobile Mileage                                665.32                            8.63                   Ln 11  MOR-2
5400        Bank Service Charges                           17,071.65                        3,176.72                   Ln 11  MOR-2
5430        Bonus - Clerical                                3,100.00                            0.00                   Ln 11  MOR-2
5470        Computer - Data Processing                      2,940.95                            0.00                   Ln 11  MOR-2
5480        Computer Supplies                               3,139.60                          286.86                   Ln 11  MOR-2
5485        Computer - Software Maintenance                16,260.80                        2,651.03                   Ln 11  MOR-2
5490        Computer - Hardware Maintenance                   729.66                            0.00                   Ln 11  MOR-2
5495        Continuing Education                              510.43                          194.86                   Ln 11  MOR-2
5575        Directors Fees                                 21,935.34                        1,250.00                   Ln 11  MOR-2
5600        Dues & Subscriptions                            2,641.50                        1,183.00                   Ln 11  MOR-2
5725        Equipment, Storage Rental                      12,160.22                        1,171.19                   Ln 11  MOR-2
5900        Insurance - Employee                           27,989.83                        3,074.32                   Ln 11  MOR-2
5915        Insurance - Direc & Officers                   38,434.86                        1,821.50                   Ln 11  MOR-2
5925        Insurance - Workers Comp                        4,500.00                          500.00                   Ln 11  MOR-2
5930        Insurance - Auto                                2,815.66                          146.00                   Ln 11  MOR-2
5935        Insurance - General                             7,660.71                          949.99                   Ln 11  MOR-2
5950        Insurance - Property                            1,203.72                          133.72                   Ln 11  MOR-2
6025        Legal Fees-General                             58,103.41                            0.00                   Ln 11  MOR-2
6026        Legal Fees-Financing Costs                        701.66                            0.00                   Ln 11  MOR-2
6050        License & Permits                                 615.00                            0.00                   Ln 11  MOR-2
6081        Fees Outside Services                            (862.70)                          75.00                   Ln 11  MOR-2
6090        Meals & Entertainment                           2,086.34                          562.77                   Ln 11  MOR-2
6092        Meals - Employees                               7,819.77                          440.60                   Ln 11  MOR-2
6100        Miscellaneous Expense                           3,570.26                            0.00                   Ln 11  MOR-2
6150        Office Expense                                    495.00                           55.00                   Ln 11  MOR-2
6170        Payroll Service Expense                        14,595.67                        1,631.57                   Ln 11  MOR-2
6190        Penalities                                       (880.11)                         249.07                   Ln 11  MOR-2
6200        Postage                                         2,623.82                          247.25                   Ln 11  MOR-2
6230        Profit Sharing Plan (401K)                        175.00                            0.00                   Ln 11  MOR-2
6255        Professional Fees - Other                       4,266.00                            0.00                   Ln 11  MOR-2
6260        Public Expenses                                 8,208.21                        2,542.98                   Ln 11  MOR-2
6270        Public Relations                                7,080.45                            0.00                   Ln 11  MOR-2
6290        Recruiting Expense                                201.59                            0.00                   Ln 11  MOR-2
6320        Repairs & Maintenance                           4,068.15                          204.72                   Ln 11  MOR-2
6350        Salaries - Management                         265,084.96     (22,887.81)            0.00                   Ln 11  MOR-2
6370        Salaries - Clerical                           389,217.72      (5,983.86)       26,988.68                   Ln 11  MOR-2
6375        Salaries - Other                               41,507.40                            0.00                   Ln 11  MOR-2
6380        Salaries - Overtime                             2,457.68                          380.44                   Ln 11  MOR-2
6381        Salaries-Def Comp Amort                         1,505.25                          167.25                   Ln 11  MOR-2
6382        Salaries-Def Comp Amort-option                  1,668.78                          185.42                   Ln 11  MOR-2
6390        Security                                          669.69                            0.00                   Ln 11  MOR-2
6395        Supplies                                       11,877.99                          421.27                   Ln 11  MOR-2
6410        Taxes - Franchise                                 886.99                            0.00                   Ln 11  MOR-2
6420        Taxes - Other                                      54.00                            6.00                   Ln 11  MOR-2
6440        Taxes - Payroll                                51,296.91                        5,038.43                   Ln 11  MOR-2
6450        Taxes-Property                                  1,180.00                          150.00                   Ln 11  MOR-2
6550        Telephone                                      39,610.35                        5,963.65                   Ln 11  MOR-2
6600        Travel                                          4,278.70                          439.00                   Ln 11  MOR-2
6700        Utilities                                         882.07                          199.03       63,471.66   LN 11  MOR-2

6300        Rent                                           72,281.27                        8,015.51                   Ln 12  MOR-2
6310        Rent - Parking                                    630.00                           70.00        8,085.51   LN 12  MOR-2
                                                                                                       -------------  ------
                                                                                                          100,428.84   LN 14  MOR-2
                                                                                                       -------------  ------
8300        Interest Expense                              446,532.13                       40,110.83                   Ln 18  MOR-2
8400        Loan cost amortization                         24,999.79                            0.00       40,110.83   LN 18  MOR-2
8200        Depreciation Expense                           34,223.38                        3,861.21        3,861.21   LN 19  MOR-2
8040        Miscellaneous Income                           (3,552.11)                      (1,300.11)                  Ln 21  MOR-2
3400        Management Fee Income                      (1,636,773.07)                    (181,828.13)                  Ln 21  MOR-2
8020        Gain/Loss on Sale of Asset                    (95,150.00)                     (10,550.00)    (193,678.24)  LN 21  MOR-2
                                                                                                       -------------  ------
                                                                                                         (149,706.20)  LN 22  MOR-2
                                                                                                       -------------  ------
5100        Accounting Fees                               101,426.50                       10,000.00       10,000.00   LN 23  MOR-2
6250        Professional Fees - Legal                      28,256.47                        3,833.00        3,833.00   LN 24  MOR-2
                                                                                                       -------------  ------
                                                                                                           13,833.00   LN 26  MOR-2
                                                                      -------------   --------------   -------------  ------
                                                           71,806.68           0.00       (35,444.36)     (35,444.36)  LN 28  MOR-2
                                                                      =============   ==============   =============  ======

                                                        MONTHLY OPERATING REPORT

CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL BASIS

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

JUDGE:    FELSENTAL


                         UNITED STATES BANKRUPTCY COURT

               NORTHERN __________ DISTRICT OF___________TEXAS

                               6 _______ DIVISION

                            MONTHLY OPERATING REPORT

                       MONTH ENDING: ___FEBRUARY 28, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY               TITLE

CRAIG MACKEY                                         20-MAR-03
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE

PREPARER:

                                           CONTROLLER, PARK PHARMACY CORPORATION
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                         TITLE

JAMES MORRISON                                       20-MAR-03
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL  BASIS-7

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                                        MONTH:      MAR-03

QUESTIONNAIRE


                                                                                                YES                NO
                                                                                                ---                --
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF                                        x
      BUSINESS THIS REPORTING PERIOD?

2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN                                        x
      POSSESSION ACCOUNT?

3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM                                        x
      RELATED PARTIES?

4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                                        x
      PERIOD?

5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                      x

6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                 x

7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                 x

8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                             x

9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                   x

10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                   x

11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                            x

12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                              x


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.


INSURANCE

                                                                                                YES                NO
                                                                                                ---                --

1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE                 x
      COVERAGES IN EFFECT?

2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                     x

3.    PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.




                                                      INSTALLMENT  PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
        TYPE OF                                                                                            PAYMENT AMOUNT
        POLICY                             CARRIER                             PERIOD COVERED               & FREQUENCY
------------------------------             -------                             --------------               -----------
Directors & Officers              Great American Insurance Co.            3/01/03 to 5/27/03              $3,643.00 total
Gen Liab, Prof. Liab, Umbrella    Evanston, Admiral, Amer Intl Spec Line  3/27/03 to 4/01/04              $21,804.36 Monthly
Property                          Wausau Ins. Co.                         3/27/03 to 5/31/03(extended)    $12,346.87 installments(4)
Automobile                        Hardford                                3/27/03 to 4/1/04               $10,908.00(4 installments)
Workers Compensation              Wausau Ins. Co.                         4/01/02 to 5/19/03(extended)    $18,701.25 installments(4)

                                                        MONTHLY OPERATING REPORT

CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL  BASIS-7

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                                        MONTH:     FEB-03
                                                               ----------------
QUESTIONNAIRE


                                                                                               YES               NO
                                                                                               ---               --
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF                                       x
      BUSINESS THIS REPORTING PERIOD?

2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN                                       x
      POSSESSION ACCOUNT?

3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM                                       x
      RELATED PARTIES?

4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                                       x
      PERIOD?

5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                     x

6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                x

7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                x

8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                            x

9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                  x

10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                  x

11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                           x

12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                             x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE


                                                                                               YES               NO
                                                                                               ---               --

1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE               x
      COVERAGES IN EFFECT?

2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                   x

3.    PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                          INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------------------------------
         TYPE OF                                                                          PAYMENT AMOUNT
         POLICY              CARRIER               PERIOD COVERED                          & FREQUENCY
----------------------       -------               --------------                         --------------




MONTHLY OPERATING REPORT


       ACCRUAL BASIS-3                     CASE NAME: PARK PHARMACY CORPORATION

MOR-3-2

02/13/95, RWD, 2/96                        CASE  NUMBER:  02-80896-SAF-11


MARCH-03

OTHER - LINE 25

     PARK PHARMACY


Section 125 Payments                              $      979
Service Charge- Bank                                   3,154
ADP Fees                                               1,632
Interest Bank of Texas                                40,000
Southwestern Bell                                      2,126
Federal Express Corp                                     431
Merrill Lynch                                            101
Blakeman & Associates                                    222
Terrell & Terrell                                        293
Account Analysis Statement                                23
Securities & Transfer Co                                 302
Shelia Parks                                             320
Nancy Graham                                              97
Craig Mackey                                             475
Shred it                                                 110
Philip Waltrip                                         1,041
Mercury Communication Services                           121
Datamax Office Systems                                    90
American Express                                      15,541

        OTHER SUBS
Inventory Purchases- Amerisource                  $1,702,729
Prepaid Inventory- Cardinal Drug                     205,390
Payroll Taxes                                        136,526
Payroll Checks                                       359,467
AP- Other                                            468,020
State Comptroller                                        338
Texas Drug Refund                                          0

TOTAL LINE 25                                     $2,939,528
                                                  ==========

                                                        MONTHLY OPERATING REPORT
CASE NAME:    PARK PHARMACY CORPORATION                 ACCRUAL BASIS-6

CASE NUMBER:  02-80896-SAF-11

                                                        MONTH:     FEB-03
                                                              -----------------
       INSIDER CONTINUATION


                                          INSIDERS
---------------------------------------------------------------------------------
                                     TYPE OF               AMOUNT      TOTAL PAID
           NAME                      PAYMENT                PAID        TO DATE
------------------------             -------               ------      ----------
  1.   Tommy Park***             Sal+car allow+bonus       $3,747        $13,801
  2.   Kathleen Park***          Salary+bonus              $  149        $ 5,619
  3.   Joe Park***               Salary                    $5,823        $21,838
  4.   Jill Park***              Director fee              $    0        $ 3,750
  5.
  6.   TOTAL PAYMENTS
       TO INSIDERS                                         $9,719        $45,008

*** Non-Park Pharmacy Corp. employees


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                               SCHEDULED      AMOUNTS
                                                                MONTHLY        PAID              TOTAL
                                                               PAYMENTS        DURING           UNPAID
                      NAME OF CREDITOR                            DUE          MONTH          POSTPETITION
                      ----------------                         ---------      -------         ------------
  1.   *U.S. Alliance Inc c/o Classic Property Mgmt            $ 9,404        $     0           $ 9,404
  2.   **Option Care Enterprises, Inc                          $ 5,036        $(5,036)          $     0
  3.   **Medical Park Plaza, Ltd                               $ 5,739        $(5,739)          $     0
  4.   *Lincoln Inwood Plaza                                   $ 8,050        $(8,050)          $     0
  5.                                                                                            $     0
  6.   TOTAL                                                   $28,229        $(18,825)         $ 9,404

*  Lease in name of Park Pharmacy Corp.

** Park Pharmacy Corp as guarantor.

                                                        MONTHLY OPERATING REPORT


CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                                        MONTH:   FEB-03
                                                              -----------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                          INSIDERS
-----------------------------------------------------------------------------------
                                  TYPE OF               AMOUNT           TOTAL PAID
            NAME                  PAYMENT                PAID              TO DATE
            ----                  -------              -------           ----------
1.   Craig Mackey             Salary+car allow         $ 9,399            $ 33,728
2.   Philip Waltrip           Salary+car allow         $ 4,699            $ 16,440
3.   Nancy Graham             Sal+car allow+bonus      $ 3,780            $ 13,612
4.   See "Continuation" tab for non-Park Pharmacy
5.   Insiders payments. Amount from MOR-6Feb(2)        $ 9,719            $ 45,008
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                      $27,597            $108,788



                                                          PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                                      TOTAL
                            ORDER AUTHORIZING          AMOUNT             AMOUNT            TOTAL PAID          INCURRED
          NAME                   PAYMENT              APPROVED             PAID              TO DATE           & UNPAID *
-----------------------     -----------------         --------            ------            ----------         ----------
1.   Hein & Associates                                                    $15,200            $27,400
2.
3.
4.
5.
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                 $    0             $15,200            $27,400            $     0

*     INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                 SCHEDULED         AMOUNTS
                                                  MONTHLY            PAID            TOTAL
                                                  PAYMENTS          DURING           UNPAID
             NAME OF CREDITOR                       DUE             MONTH          POSTPETITION
-------------------------------------------     ------------     ------------      ------------
1. Castlebrook Realty                           $      7,296     $     (7,296)     $          0

2. Public Industrial Property Co. Inc.          $        820     $       (820)     $          0

3. North Dallas Bank & Trust                    $      1,129     $     (1,129)     $          0

4. See MOR-6(2) for Park Pharmacy guarantor

5. leases and other lease in name of Park       $     28,229     $    (18,825)     $      9,404

6. TOTAL                                        $     37,474     $    (28,070)     $      9,404

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:   FEB-03


BANK RECONCILIATIONS
                                                   Account #1            Account #2           Account #3
A.  BANK:                                           Bank One              Bank One             Bank One
B.  ACCOUNT NUMBER:                                1597588498            1597588662           1597588241               TOTAL
C.  PURPOSE (TYPE):                                  Payroll            Section 125        Health & Welfare
1.  BALANCE PER BANK STATEMENT                     $ 377,305               $ 3,612              $117,429
2.  ADD: TOTAL DEPOSITS NOT CREDITED               $       0               $     0              $      0
3.  SUBTRACT: OUTSTANDING CHECKS                   $  38,518               $   786
4.  OTHER RECONCILING ITEMS
5.  MONTH END BALANCE PER BOOKS                    $ 338,787               $ 2,826              $117,429               $   0
6.  NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS


                                                    DATE OF               TYPE OF              PURCHASE               CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE              INSTRUMENT              PRICE                 VALUE
---------------------------                        --------              ----------            ---------              -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                          $    0                  $    0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                          $    0

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH:   FEBRUARY 2003


BANK RECONCILIATIONS
                                                   Account #1            Account #2          Account #3
A.  BANK:                                         Bank of Texas        Bank of Texas
B.  ACCOUNT NUMBER:                                2880518605           3090601755                                    TOTAL
C.  PURPOSE (TYPE):                                Operating           Disbursement
1.  BALANCE PER BANK STATEMENT                    $   280,428                                                        $ 778,774
2.  ADD: TOTAL DEPOSITS NOT CREDITED                                                                                 $       0
3.  SUBTRACT: OUTSTANDING CHECKS                                       $  201,576                                    $ 240,880
4.  OTHER RECONCILING ITEMS                                            $     (191)                                   $    (191)
5.  MONTH END BALANCE PER BOOKS                   $   280,428          $ (201,767)           $        0              $ 537,702
6.  NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS


                                                           DATE OF              TYPE OF              PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE             INSTRUMENT              PRICE         VALUE
---------------------------                               --------             ----------            -------        -------
7.
8.
9.
10.
11. TOTAL INVESTMENTS                                                                                 $    0        $      0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                                       $537,702

                                                        MONTHLY OPERATING REPORT

CASE NAME:    PARK PHARMACY CORPORATION                 ACCRUAL BASIS-4

CASE NUMBER:  02-80896-SAF-11                           02/13/95, RWD, 2/96


                                                                 SCHEDULE
 ACCOUNTS RECEIVABLE AGING                                        AMOUNT         MONTH        MONTH         MONTH
 -------------------------                                       --------        -----        -----         -----
 1.      0-30
 2.      31-60
 3.      61-90
 4.      91+
 5.      TOTAL ACCOUNTS RECEIVABLE                               $     0         $   0         $   0         $   0
 6.      AMOUNT CONSIDERED UNCOLLECTIBLE
 7.      ACCOUNTS RECEIVABLE  (NET)                              $     0         $   0         $   0         $   0

AGING OF POSTPETITION TAXES AND PAYABLES                    MONTH:    FEB-03
                                                                  -------------


                                                0-30        31-60        61-90        91+
 TAXES PAYABLE                                  DAYS        DAYS         DAYS         DAYS            TOTAL
 -------------                                 ------       -----        -----        -----           -----

 1.      FEDERAL
 2.      STATE
 3.      LOCAL
 4.      OTHER (ATTACH LIST)
 5.      TOTAL TAXES PAYABLE                   $    0       $   0        $   0        $  0            $    0

 6.      ACCOUNTS PAYABLE                      $8,295       $ 911                                     $9,206

 STATUS OF POSTPETITION TAXES                                   MONTH:  FEB-03
                                                                      ----------


                             BEGINNING          AMOUNT                            ENDING
                                TAX          WITHHELD AND/      AMOUNT             TAX
 FEDERAL                     LIABILITY*       0R ACCRUED         PAID            LIABILITY
-----------------------     ------------     ------------     ------------      ------------

 1. WITHHOLDING**           $          0     $     10,575     $    (10,575)     $          0
 2. FICA-EMPLOYEE**         $          0     $      4,465     $     (4,465)     $          0
 3. FICA-EMPLOYER**         $          0     $      4,465     $     (4,465)     $          0
 4. UNEMPLOYMENT            $          0     $        137     $       (137)     $          0
 5. INCOME
 6. OTHER (ATTACH LIST)
 7. TOTAL FEDERAL TAXES     $          0     $     19,641     $    (19,641)     $          0

STATE AND LOCAL

 8. WITHHOLDING
 9. SALES
10. EXCISE
11. UNEMPLOYMENT            $          0     $        639     $       (639)     $          0
12. REAL PROPERTY
13. PERSONAL PROPERTY
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL     $          0     $        639     $       (639)     $          0
16. TOTAL TAXES             $          0     $     20,280     $    (20,280)     $          0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-4

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96



                                        SCHEDULE
ACCOUNTS RECEIVABLE AGING                AMOUNT            MONTH            MONTH             MONTH
----------------------------------     ------------     ------------     ------------     ------------
1. 0-30
2. 31-60
3. 61-90
4. 91+
5. TOTAL ACCOUNTS RECEIVABLE           $          0     $          0     $          0     $          0
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)           $          0     $          0     $          0     $          0

AGING OF POSTPETITION TAXES AND PAYABLES                   MONTH:    JAN-03
                                                                  -------------


                                       0-30             31-60            61-90           91+
TAXES PAYABLE                          DAYS             DAYS             DAYS            DAYS             TOTAL
------------------------------     ------------     ------------     ------------     ------------     ------------
1. FEDERAL
2. STATE
3. LOCAL
4. OTHER (ATTACH LIST)
5. TOTAL TAXES PAYABLE             $          0     $          0     $          0     $          0     $          0

6. ACCOUNTS PAYABLE                $     15,669

STATUS OF POSTPETITION TAXES                             MONTH:     JAN-03
                                                                ---------------


                             BEGINNING         AMOUNT                             ENDING
                                TAX          WITHHELD AND/      AMOUNT             TAX
FEDERAL                      LIABILITY*       0R ACCRUED         PAID            LIABILITY
-----------------------     ------------     ------------     ------------      ------------
 1. WITHHOLDING**           $      5,280     $     10,362     $    (15,641)     $          0
 2. FICA-EMPLOYEE**         $      2,199     $      4,386     $     (6,585)     $         (0)
 3. FICA-EMPLOYER**         $      2,199     $      4,386     $     (6,585)     $         (0)
 4. UNEMPLOYMENT            $        230     $        297     $       (527)
 5. INCOME
 6. OTHER (ATTACH LIST)
 7. TOTAL FEDERAL TAXES     $      9,908     $     19,430     $    (29,338)     $         (0)

STATE AND LOCAL

 8. WITHHOLDING
 9. SALES
10. EXCISE
11. UNEMPLOYMENT            $        177     $        275     $       (452)     $          0
12. REAL PROPERTY
13. PERSONAL PROPERTY
14. OTHER (ATTACH LIST)
15. TOTAL STATE & LOCAL     $        177     $        275     $       (452)     $          0
16. TOTAL TAXES             $     10,085     $     19,705     $    (29,790)     $         (0)

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

      NOTE: PAYROLL TAX DEPOSITS ARE MADE BY ADP BY DRAFTING AGAINST OUR BANK
            ONE P/R ACCOUNT, P/R TAX
            DEPOSITS ARE CURRENT.

                                                        MONTHLY OPERATING REPORT

CASE NAME:    PARK PHARMACY CORPORATION                 ACCRUAL BASIS-3
                                                        MOR-3(2)
CASE NUMBER:  02-80896-SAF-11                           02/13/95, RWD, 2/96



OTHER - LINE 25
------------------------------

     PARK PHARMACY
Section 125 Payments                                   $      979
Park LP Holdings                                                0
Service Charge - Bank                                       3,154
ADP Fees                                                    1,632
Interest Bank of Texas                                     40,000
Southwestern Bell                                           2,126
Federal Express Corp                                          431
Merrill Lynch                                                 101
Blakeman & Associates                                         222
Terrell & Terrell                                             293
Account Analysis Statement                                     23
Securities & Transfer Co                                      302
Shelia Parks                                                  320
Nancy Graham                                                   97
Craig Mackey                                                  475
Shred It                                                      110
Philip Waltrip                                              1,041
Mercury Communication Services                                121
Datamax Office Systems                                         90
American Express                                           15,541


   OTHER SUBS
------------------------------
Inventory Purchases- Amerisource                       $1,702,729
Prepaid Inventory - Cardinal Drug                         205,390
Payroll taxes                                             136,526
Payroll Checks                                            359,467
AP - Other                                                468,022
Returned Item                                                   0
State Comptroller                                             338



TOTAL LINE 25                                          $2,939,528
                                                       ==========

                                                        MONTHLY OPERATING REPORT

CASE NAME:     PARK PHARMACY CORPORATION                ACCRUAL BASIS

CASE NUMBER:   02-80896-SAF-11                          02/13/95, RWD, 2/96

JUDGE:  FELSENTAL


                         UNITED STATES BANKRUPTCY COURT

               NORTHERN _______________DISTRICT OF ________ TEXAS

                           6 _______________ DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING:  JANUARY 31, 2003



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE  PARTY:

                                           PRESIDENT, PARK PHARMACY CORPORATION
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

CRAIG MACKEY                                           20-FEB-03
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE

PREPARER:

                                           CONTROLLER, PARK PHARMACY CORPORATION
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE

JAMES MORRISON                                        20-FEB-03
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL  BASIS-7

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                                        MONTH:    JAN-03
                                                              -----------------

QUESTIONNAIRE


                                                                                                 YES              NO
                                                                                                 ---              --

1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF                                        x
      BUSINESS THIS REPORTING PERIOD?

2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN                                        x
      POSSESSION ACCOUNT?

3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM                                        x
      RELATED PARTIES?

4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING                       x
      PERIOD?

5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                      x

6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                 x

7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                 x

8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                             x

9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                   x

10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                   x

11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                            x

12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                              x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
          PAYMENT TO BOWNE OF DALLAS IN THE AMOUNT OF $773.99 FOR COST
                           RELATED TO FILING THE 10Q.




INSURANCE


                                                                                                 YES              NO
                                                                                                 ---              --

1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY                            x
      INSURANCE COVERAGES IN EFFECT?

2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      x

3.    PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                                 INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------
          TYPE OF                                                                             PAYMENT AMOUNT
          POLICY                  CARRIER                       PERIOD COVERED                  & FREQUENCY
------------------------------  ------------                  -----------------          ------------------------
Gen Liab, Prof. Liab, Umbrella  SEE ATTACHED                  3/27/02 to 3/27/03         $16,860.31 monthly (10)
Property                        SEE ATTACHED                  4/01/02 to 3/27/03         $12,346.87 installments (4)
Workers Compensation            SEE ATTACHED                  4/01/02 to 3/27/03         $18,701.25 installments (4)
Directors & Officers            SEE ATTACHED                  3/01/02 to 3/01/03         $4,529.64 monthly (10)
Automobile                      SEE ATTACHED                  2/27/03 to 4/01/03         $1,358.00 (out for bid)

                                                        MONTHLY OPERATING REPORT
CASE NAME: Park Pharmacy Corporation                    ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11

                                                        MONTH:  JAN-03

        INSIDER CONTINUATION


                                       INSIDERS
-----------------------------------------------------------------------------
                             TYPE OF               AMOUNT        TOTAL PAID
      NAME                   PAYMENT                PAID           TO DATE
-------------------     -------------------     ------------     ------------
1. Tommy Park***        Sal+car allow+bonus     $      3,951     $     10,054
2. Kathleen Park***     Salary+bonus            $      1,675     $      5,469
3. Joe Park***          Salary                  $      5,701     $     16,016
4. Jill Park***         Director fee            $      3,750     $      3,750
5
6. TOTAL PAYMENTS
   TO INSIDERS                                  $     15,077     $     35,289

*** Non-Park Pharmacy Corp. employees


POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                    SCHEDULED         AMOUNTS
                                                     MONTHLY           PAID             TOTAL
                                                     PAYMENTS          DURING           UNPAID
             NAME OF CREDITOR                          DUE             MONTH          POSTPETITION
----------------------------------------------     ------------     ------------      ------------
1. **NEC America                                   $      5,445     $     (5,445)     $          0
2. *U.S. Alliance Inc c/o Classic Property Mgmt    $      4,702     $          0      $      4,702
3. **Option Care Enterprises, Inc                  $      5,036     $     (5,036)     $          0
4. **Medical Park Plaza, Ltd                       $      5,218     $     (5,218)     $          0
5. *Lincoln Inwood Plaza                           $      7,450     $     (7,450)     $          0
6. TOTAL                                           $     27,851     $    (23,149)     $      4,702

*  Lease in name of Park Pharmacy Corp.

** Park Pharmacy Corp as guarantor.

                                                        MONTHLY OPERATING REPORT


CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL BASIS-6

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96

                                                        MONTH:    JAN-03

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                          INSIDERS
-----------------------------------------------------------------------------------
                                   TYPE OF              AMOUNT          TOTAL PAID
         NAME                      PAYMENT               PAID             TO DATE
-------------------------     -----------------       ------------     ------------
1. Craig Mackey               Salary+car allow        $     14,098     $     24,329
2. Philip Waltrip             Salary+car allow        $      7,049     $     11,741
3. Nancy Graham               Sal+car allow+bonus     $      3,603     $      9,832
4. See "Continuation" tab for non-Park Pharmacy
5. Insiders payments. Amount from MOR-6(2)            $     15,077     $     35,289
6. TOTAL  PAYMENTS
     TO  INSIDERS                                     $     39,828     $     81,192



                                                      PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                                 TOTAL
                              ORDER AUTHORIZING         AMOUNT            AMOUNT          TOTAL PAID         INCURRED
          NAME                    PAYMENT              APPROVED            PAID             TO DATE         & UNPAID *
--------------------          -----------------        --------           -------         ----------        ----------
1. Hein & Associates                                                       2,200           $12,200
2.
3.
4.
5.
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                     $    0            $2,200           $12,200             $    0

*     INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS


                                                 SCHEDULED         AMOUNTS
                                                  MONTHLY           PAID              TOTAL
                                                  PAYMENTS          DURING            UNPAID
            NAME OF CREDITOR                        DUE             MONTH          POSTPETITION
-------------------------------------------     ------------     ------------      ------------
1. Castlebrook Realty                           $      7,296     $     (7,296)     $          0
2. Public Industrial Property Co. Inc.          $        820     $       (820)     $          0
3. North Dallas Bank & Trust                    $      1,129     $     (1,129)     $          0
4. See MOR-6(2) for Park Pharmacy guarantor     $          0
5. leases and other lease in name of Park       $     27,851     $    (23,149)     $      4,702
6. TOTAL                                        $     37,096     $    (32,394)     $      4,702

                                                        MONTHLY OPERATING REPORT

CASE NAME:   PARK PHARMACY CORPORATION                  ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                        MONTH:   JANUARY 2003

BANK RECONCILIATIONS


                                          Account #1       Account #2       Account #3
 A. BANK:                                Bank of Texas    Bank of Texas
 B. ACCOUNT NUMBER:                       2880518605       3090601755                            TOTAL
 C. PURPOSE (TYPE):                       Operating       Disbursement
 1. BALANCE PER BANK STATEMENT           $    356,374                                        $    697,281
 2. ADD: TOTAL DEPOSITS NOT CREDITED                                                         $      7,984
 3. SUBTRACT: OUTSTANDING CHECKS                          $    220,599                       $    263,185
 4. OTHER RECONCILING ITEMS                               $       (191)                      $       (191)
 5. MONTH END BALANCE PER BOOKS          $    356,374     $   (220,790)     $          0     $    441,889
 6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS


                                            DATE OF           TYPE OF         PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE          INSTRUMENT        PRICE             VALUE
---------------------------                --------          ----------     ------------     -------------
 7.
 8.
 9.
10.
11. TOTAL INVESTMENTS                                                       $          0     $          0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                                $    441,889

                                                        MONTHLY OPERATING REPORT

CASE NAME: PARK PHARMACY CORPORATION                    ACCRUAL BASIS-5

CASE NUMBER: 02-80896-SAF-11                            02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                                   MONTH: JAN-03

BANK  RECONCILIATIONS


                                         Account #1       Account #2      Account #3
A. BANK:                                  Bank One         Bank One        Bank One
B. ACCOUNT NUMBER:                       1597588498       1597588662      1597588241           TOTAL
C. PURPOSE (TYPE):                        Payroll         Section 125   Health & Welfare
1. BALANCE PER BANK STATEMENT           $    246,487     $      3,694     $     90,726
2. ADD: TOTAL DEPOSITS NOT CREDITED     $      2,395     $        663     $      4,926
3. SUBTRACT: OUTSTANDING CHECKS         $     40,951     $      1,635
4. OTHER RECONCILING ITEMS
5. MONTH END BALANCE PER BOOKS          $    207,930     $      2,723     $     95,652     $          0
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS


                                          DATE OF          TYPE OF         PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER              PURCHASE         INSTRUMENT         PRICE             VALUE
 7.
 8.
 9.
10.
11. TOTAL INVESTMENTS                                                     $          0     $          0

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH                                                              $          0


                PARK PHARMACY CORPORATION     TRIAL BALANCE AS OF 02/28/2003                 FOR YEAR-PERIOD [2003 - 08]

ACCOUNT                                              TRIAL BALANCE AS                 ADJUSTED TRIAL
NUMBER     DESCRIPTION                                 OF 2/28/2003                      BALANCE                      LINE   REPORT
------     -----------                               ----------------                 --------------                  ----   ------
           ASSETS
1030       ZBA - Bank of Texas                            (201,767.48)                  (201,767.48)                   Ln 01  MOR-1
1065       Bank One- Clearing Account                      338,787.27                    338,787.27                    Ln 01  MOR-1
1070       BankOne-Health & WelfareClaims                  117,428.64                    117,428.64                    Ln 01  MOR-1
1080       Bank One - Section 125                            2,825.57                      2,825.57                    Ln 01  MOR-1
1105       Bank of Texas                                   280,428.43                    280,428.43       537,702.43   LN 01  MOR-1
                                                                                                        ------------  ------
                                                                                                          537,702.43   LN 03  MOR-1
                                                                                                        ------------  ------

1400       Prepaid Insurance                                54,639.97                     54,639.97                    Ln 07  MOR-1
1416       Prepaid Inventory-Cardinal                       32,912.94                     32,912.94                    Ln 07  MOR-1
1420       Prepaid expenses                                 83,132.47                     83,132.47       170,685.38   LN 07  MOR-1

1270       Employee Advances                                    60.20                         60.20                    Ln 08  MOR-1
1275       Other Receivables                               296,547.00                    296,547.00       296,607.20   LN 08  MOR-1
                                                                                                        ------------  ------
                                                                                                        1,004,995.01   LN 09  MOR-1
                                                                                                        ------------  ------

1520       Leasehold Improvements                            3,794.64                      3,794.64                    Ln 10  MOR-1
1530       Fixtures & Equipment                             52,277.78                     52,277.78                    Ln 10  MOR-1
1540       Computer Equipment                              100,989.53                    100,989.53                    Ln 10  MOR-1
1541       Computer Software                                16,924.94                     16,924.94                    Ln 10  MOR-1
1550       Vehicles                                         45,321.17                     45,321.17       219,308.06   LN 10  MOR-1

1620       Accum Depr - Leasehold Impts                       (286.65)                      (286.65)                   Ln 11  MOR-1
1630       Accum Depr - Fixtures & Equip                   (15,578.20)                   (15,578.20)                   Ln 11  MOR-1
1640       Accum Depr - Computer Equip                     (56,475.89)                   (56,475.89)                   Ln 11  MOR-1
1641       Accum Depr - Computer Software                  (13,166.80)                   (13,166.80)                   Ln 11  MOR-1
1650       Accum Depr - Vehicles                           (17,373.09)                   (17,373.09)     (102,880.63)  LN 11  MOR-1
                                                                                                        ------------  ------
                                                                                                          116,427.43   LN 12  MOR-1
                                                                                                        ------------  ------

1703       Goodwill - Total Pharmacy Sup                 1,131,031.50                  1,131,031.50                    Ln 14  MOR-1
1706       Goodwill - Park Infusion                      1,141,375.35                  1,141,375.35                    Ln 14  MOR-1
1780       PPPN Equity Position                            (92,537.00)                   (92,537.00)                   Ln 14  MOR-1
1780-06-00 Investment in THC                                 1,000.00                      1,000.00                    Ln 14  MOR-1
1781       Investment in Dougherty's                     2,792,779.32                  2,792,779.32                    Ln 14  MOR-1
1783       Total Pharmacy Equity Position                  (15,755.00)                   (15,755.00)                   Ln 14  MOR-1
1784       Park LP Hold Equity Position                     10,660.00                     10,660.00                    Ln 14  MOR-1
1785       Park GP Oper Equity Position                      5,000.00                      5,000.00                    Ln 14  MOR-1
1803       Accum Amort - Goodwill - Total                 (127,241.01)                  (127,241.01)                   Ln 14  MOR-1
1806       Accum Amort - Goodwill - PI                    (109,381.79)                  (109,381.79)    4,736,931.37   LN 14  MOR-1

1450       Deposits                                          4,201.17                      4,201.17         4,201.17   LN 15  MOR-1
                                                                                                        ------------  ------
                                                                                                        5,862,554.98   LN 16  MOR-1
                                                                                                        ============  ======


                PARK PHARMACY CORPORATION     TRIAL BALANCE AS OF 02/28/2003                 FOR YEAR-PERIOD [2003 - 08]

ACCOUNT                                              TRIAL BALANCE AS                 ADJUSTED TRIAL
NUMBER     DESCRIPTION                                 OF 2/28/2003                      BALANCE                      LINE   REPORT
------     -----------                               ----------------                 --------------                  ----   ------
           POST PETITION LIABILITIES

           PostPetition Accounts Payable (Park Only)                       (9,205.99)     (9,205.99)       (9,205.99)  LN 17  MOR-1

2100       Accrued Payroll                                 (89,943.47)                   (89,943.47)                   Ln 22  MOR-1
2105       Accrued Legal                                    (6,667.00)                    (6,667.00)                   Ln 22  MOR-1
2110       Accrued Property Taxes                             (345.49)                      (345.49)                   Ln 22  MOR-1
2145       Accrued Directors Fees                           (2,500.00)                    (2,500.00)                   Ln 22  MOR-1
2160       PostPetition Accrued Accounting Fees                           (17,535.00)    (17,535.00)                   Ln 22  MOR-1
2180       Other Accrued Expenses                           (1,077.44)                    (1,077.44)                   Ln 22  MOR-1
2310       PostPetition Health Insurance Payable                          (53,805.31)    (53,805.31)                   Ln 22  MOR-1
2340       Section 125 Clearing                             (2,997.85)                    (2,997.85)                   Ln 22  MOR-1
2350       Eye Insurance Clearing                               26.12                         26.12      (174,845.44)  LN 22  MOR-1
                                                                                                       -------------  ------
                                                                                                         (184,051.43)  LN 23  MOR-1
                                                                                                       -------------  ------
           PREPETITION LIABILITIES

2401       S-T Notes Pay - BOT Revl #5                  (2,595,322.92)                (2,595,322.92)                   Ln 24  MOR-1
2440       Current Portion of L/T Debt -                (3,181,061.72)                (3,181,061.72)                   Ln 24  MOR-1
2430       Cur Portion L/T Debt - Lexus                    (11,996.39)                   (11,996.39)                   Ln 24  MOR-1
2547       Note Payable - N.D.B. - Lexus                    (2,788.30)                    (2,788.30)   (5,791,169.33)  LN 24  MOR-1

2450       D&O/General Insurance                                 0.00                          0.00             0.00   LN 26  MOR-1

           PrePetition Accounts Payable (Park Only)                      (136,135.92)   (136,135.92)                   Ln 27  MOR-1
1990       ICT AP Clearing                                       0.00                          0.00                    Ln 27  MOR-1
2010       Accounts Payable                             (6,168,731.85)    145,341.91  (6,023,389.94)                   Ln 27  MOR-1
1251-08-00 Due To/From Medicine Man                      3,008,732.37                  3,008,732.37                    Ln 27  MOR-1
1252       Due To/From HPA/Rx-Pro                        3,555,759.66                  3,555,759.66                    Ln 27  MOR-1
1253       Due To/From Raven's                                   0.00                          0.00                    Ln 27  MOR-1
1254       Due To/From Dougherty's                        (987,063.60)                  (987,063.60)                   Ln 27  MOR-1
1255       Due To/From TPS                                 498,043.32                    498,043.32                    Ln 27  MOR-1
1256       Due To/From Park Infusion                     2,325,468.11                  2,325,468.11                    Ln 27  MOR-1
1257       Due To/From Park LP Holdings                     15,380.00                     15,380.00                    Ln 27  MOR-1
1258       Due To/From Park Operating GP                    (2,567.56)                    (2,567.56)                   Ln 27  MOR-1
1259       Due To/From Total Healthcare                  1,192,876.89                  1,192,876.89                    Ln 27  MOR-1
2130       Accrued Vacation                                (29,734.47)                   (29,734.47)                   Ln 27  MOR-1
2140       Accrued Bonus                                   (28,525.50)                   (28,525.50)                   Ln 27  MOR-1
2151       State Income Tax Payable                        (98,561.00)                   (98,561.00)                   Ln 27  MOR-1
2160       Accrued Accounting Fees                         (32,265.25)     17,535.00     (14,730.25)                   Ln 27  MOR-1
2170       Accrued Interest                               (179,069.07)                  (179,069.07)                   Ln 27  MOR-1
2310       Health Insurance Payable                       (194,315.25)     53,805.31    (140,509.94)                   Ln 27  MOR-1
2320       401K Plan Payable                                (4,506.19)                    (4,506.19)                   Ln 27  MOR-1
2335       Dental/Extra Life Clearing                       13,046.88                     13,046.88                    Ln 27  MOR-1
2610       Deferred gain on Sale of Tampa                 (168,800.00)                  (168,800.00)    2,795,713.79   LN 27  MOR-1
                                                                                                       -------------
                                                                                                       (2,995,455.54)  LN 28  MOR-1
                                                                                                       -------------

                                                                                                       (3,179,506.97)  LN 29  MOR-1
                                                                                                       -------------
           EQUITY
           PrePatition Owner's Equity                            0.00  (2,638,158.08) (2,638,158.08)   (2,638,158.08)  LN 30  MOR-1

           Current Year Income (Loss)                      107,251.04    (151,082.96)    (43,831.92)      (43,831.92)  LN 31  MOR-1

1750       Deferred Compensation                             6,690.00      (7,191.75)       (501.75)                   Ln 32  MOR-1
1751       Deferred Compensation-options                     7,416.64      (7,972.90)       (556.26)       (1,058.01)  LN 32  MOR-1
2700       Common Stock                                     (1,011.00)      1,011.00           0.00                           MOR-1
2710       Preferred Stock - Series A                       (2,614.00)      2,614.00           0.00                           MOR-1
2750       Additional Paid in Capital                   (7,889,125.60)  7,889,125.60           0.00                           MOR-1
2800       Retained earnings                             5,088,344.91  (5,088,344.91)          0.00                           MOR-1
                                                                                                       -------------
                                                                                                       (2,683,048.01)  LN 33  MOR-1
                                                                                                       -------------
                                                                                                       (5,862,554.98)  LN 34  MOR-1
                                                                                                       =============
                                                                 0.00           0.00           0.00             0.00
                                                        -------------  -------------  -------------    --------------


                PARK PHARMACY CORPORATION     TRIAL BALANCE AS OF 02/28/2003                 FOR YEAR-PERIOD [2003 - 08]

ACCOUNT                                              TRIAL BALANCE AS                 ADJUSTED TRIAL
NUMBER     DESCRIPTION                                 OF 2/28/2003                      BALANCE                      LINE   REPORT
------     -----------                               ----------------                 --------------                  ----   ------
           INCOME STATEMENT                               Y-T-D                         M-T-D
           Officer / Insider Compensation                                  26,462.20      26,462.20        26,462.20   LN 09  MOR-2

5300       Auto Expense                                      7,159.29                        479.73                    Ln 11  MOR-2
5400       Bank Service Charges                             13,894.93                      3,115.14                    Ln 11  MOR-2
5485       Computer - Software Maintenance                  13,609.77                        433.78                    Ln 11  MOR-2
5430       Bonus - Clerical                                  3,100.00                      1,000.00                    Ln 11  MOR-2
5575       Directors Fees                                   20,685.34                      1,250.00                    Ln 11  MOR-2
5600       Dues & Subscriptions                              1,458.50                        644.00                    Ln 11  MOR-2
5725       Equipment, Storage Rental                        10,989.03                        966.24                    Ln 11  MOR-2
5900       Insurance - Employee                             24,915.51                      3,074.32                    Ln 11  MOR-2
5915       Insurance - Direc & Officers                     36,613.36                      4,576.67                    Ln 11  MOR-2
5925       Insurance - Workers Comp                          4,000.00                        500.00                    Ln 11  MOR-2
5930       Insurance - Auto                                  2,669.66                       (263.97)                   Ln 11  MOR-2
5935       Insurance - General                               6,710.72                        838.84                    Ln 11  MOR-2
5950       Insurance - Property                              1,070.00                        133.75                    Ln 11  MOR-2
6025       Legal Fees-General                               58,103.41                      1,660.00                    Ln 11  MOR-2
6092       Meals - Employees                                 7,379.17                       (580.17)                   Ln 11  MOR-2
6100       Miscellaneous Expense                             3,570.26                       (329.36)                   Ln 11  MOR-2
6150       Office Expense                                      440.00                         55.00                    Ln 11  MOR-2
6170       Payroll Service Expense                          12,964.10                      2,755.55                    Ln 11  MOR-2
6190       Penalities                                       (1,129.18)                       704.23                    Ln 11  MOR-2
6200       Postage                                           2,376.57                        243.04                    Ln 11  MOR-2
6230       Profit Sharing Plan (401K)                          175.00                        175.00                    Ln 11  MOR-2
6260       Public Expenses                                   5,665.23                        150.00                    Ln 11  MOR-2
6320       Repairs & Maintenance                             3,863.43                        298.91                    Ln 11  MOR-2
6350       Salaries - Management                           242,197.15     (20,684.60)          0.00                    Ln 11  MOR-2
6370       Salaries - Clerical                             356,245.18      (5,777.60)     32,274.12                    Ln 11  MOR-2
6380       Salaries - Overtime                               2,077.24                        207.09                    Ln 11  MOR-2
6381       Salaries-Def Comp Amort                           1,338.00                        167.25                    Ln 11  MOR-2
6382       Salaries-Def Comp Amort-option                    1,483.36                        185.42                    Ln 11  MOR-2
6390       Security                                            669.69                        207.53                    Ln 11  MOR-2
6395       Supplies                                         11,456.72                      2,276.80                    Ln 11  MOR-2
6420       Taxes - Other                                        48.00                          6.00                    Ln 11  MOR-2
6440       Taxes - Payroll                                  46,258.48                      6,047.96                    Ln 11  MOR-2
6450       Taxes-Property                                    1,030.00                        150.00                    Ln 11  MOR-2
6550       Telephone                                        33,646.70                      3,233.73                    Ln 11  MOR-2
6600       Travel                                            3,839.70                        241.68                    Ln 11  MOR-2
6700       Utilities                                           683.04                         16.98        66,895.26   LN 11  MOR-2

6300       Rent                                             64,265.76                      8,015.51                    Ln 12  MOR-2
6310       Rent - Parking                                      560.00                         70.00         8,085.51   LN 12  MOR-2
                                                                                                       -------------  ------
                                                                                                          101,442.97   LN 14  MOR-2
                                                                                                       -------------  ------

8300       Interest Expense                                406,421.30                     40,118.41        40,118.41   LN 18  MOR-2
8200       Depreciation Expense                             30,362.17                      3,861.21         3,861.21   LN 19  MOR-2
8040       Miscellaneous Income                             (2,252.00)                       (77.63)                   Ln 21  MOR-2
3400       Management Fee Income                        (1,454,944.94)                  (163,548.48)                   Ln 21  MOR-2
8020       Gain/Loss on Sale of Asset                      (84,600.00)                   (10,550.00)     (174,176.11)  LN 21  MOR-2
                                                                                                       -------------  ------
                                                                                                         (130,196.49)  LN 22  MOR-2
                                                                                                       -------------  ------

5100       Accounting Fees                                  91,426.50                     10,708.75        10,708.75   LN 23  MOR-2
6250       Professional Fees - Legal                        24,423.47                      3,333.00         3,333.00   LN 24  MOR-2
                                                                                                       -------------  ------
                                                                                                           14,041.75   LN 26  MOR-2

                                                                       -------------  -------------    -------------  ------
                                                                                0.00     (14,711.77)      (14,711.77)  LN 28  MOR-2
                                                                       =============  =============    =============  ======